                                UNITED STATES

                       Securities and Exchange Commission

                             Washington, DC. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  / /

    Pre-Effective Amendment No.                                          / /

    Post-Effective Amendment No. 24                                      /X/

                                    and/or

THE INVESTMENT COMPANY ACT OF 1940                                       / /

    Amendment No. 27                                                     /X/

BREAD & BUTTER FUND, INC. - File Nos. 333-123976 and 811-21748

 (Exact Name of Registrant as Specified in Charter)

  3633 Hill Rd. 3rd Flr.   Parsippany, NJ    07054

(Address of Principal Executive Offices) (Zip Code)

  973-331-1000

(Registrants Telephone Number including Area Code)

James B. Potkul, Potkul Capital Management LLC

3633 Hill Rd. 3rd Flr  Parsippany,  NJ  07054

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:   As soon as practicable after the effective date of this Amendment.

It is proposed that this filing will become effective (check the appropriate

Box)

    [ ]  immediately upon filing pursuant to paragraph (b)

    [X]  on (04/26/2019) pursuant to paragraph (b)

    [ ]  60 days after filing pursuant to paragraph (a) (1)

    [ ]  on (date) pursuant to paragraph (a) (1)

    [ ]  75 days after filing pursuant to paragraph (a) (2)

    [ ]  on (date) pursuant to paragraph (a) (2) of rule 485.

If appropriate, check the following box:

    [ ]  This post-effective amendment designates a new effective date for a previous filed post-effective amendment.

P R O S P E C T U S

April 26, 2019

BABFX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.BreadandButterFund.com , and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

The Securities and Exchange Commission has not approved

or disapproved of these securities, nor has the commission

determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

SUMMARY PROSPECTUS

 Fund Investment Objective/Goal................................... 1

 Fees and Expenses of the Fund.................................... 1

 Fund Cost Example................................................ 1

 Portfolio Turnover .............................................. 1

 INVESTMENTS, RISKS AND PERFORMANCE

 Principal Investment Strategies of the Fund...................... 1-2

 Principal Risks of Investing in the Fund......................... 2-3

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES & RELATED RISKS

 Investment Objectives ........................................... 5

 Principal Investment Strategies ................................. 5-6

 Concentration of Investments and Turnover ....................... 7

 Non-Principal Investment Strategies.............................. 7

 Principal Investment Risk ....................................... 7-8

 Non-Principal Investment Risk.................................... 9

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

 Investment Advisor .............................................. 9-10

 Contract Terms .................................................. 9-10

 Portfolio Manager ............................................... 9-10

CAPITAL STOCK

 Description of Common Stock ..................................... 10

 Voting Rights ................................................... 11

PRICING OF FUND SHARES

 Pricing of Fund Shares .......................................... 11

 Market Value of Securities ...................................... 11

PURCHASE OF FUND SHARES

REDEMPTION OF FUND SHARES

 Endorsement Requirements ........................................ 12-13

 Redemption Price ................................................ 13

IRA ACCOUNTS ..................................................... 13

DIVIDEND AND DISTRIBUTIONS

 Reinvestments ................................................... 14

TAX CONSEQUENCES

PROSPECTUS                                                 April 26, 2019

 FUND INVESTMENT OBJECTIVE/GOAL

Bread & Butter Fund, Inc. (The Fund) investment objective is to seek long-term capital appreciation and to secondarily earn dividend income.

FEES AND EXPENSES OF THE FUND

The following table describes fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	1.00%
Distribution (and/or Service)(12b-1) Fees:	None
Other Expenses:	1.94%
**Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	2.97%
*Fee Waiver (and/or Expense Reimbursement)	(0.94%)
Total Annual Fund Operating Expenses After Fee Waiver	2.03%
[and/or Expense reimbursement]

 *The Adviser has contractually agreed through May 30, 2020 to reimburse the Fund for expenses that exceed 2.00% per year of the averaged total net assets of the Fund. The Fund does not consider “Acquired Fund Fees and Expenses” to be fund operating expenses subject to the 2.00% limit. The Fund will not refund the Adviser for these reimbursements. This total expense may not be terminated prior to the agreement date except by the Board of Directors.

 **The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund, the indirect costs of investing in Acquired Funds.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be lower, based on these assumptions your costs would be:

1 Year	3 Year	5 Year	10 Year
$206	$830	$1,480	$3,223

Portfolio Turnover

The Fund pays transaction cost, such as commissions, when it buys or sells securities. A higher portfolio turnover ratio may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 48.34% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund will adhere to a Contrarian/Value Investment Strategy which focuses on investing primarily in small, medium and large capitalization common stocks, both domestic and foreign, which are out of favor and undervalued. In addition, the Fund can invest in undervalued securities across the capital structure in investment and below investment grade corporate and government bonds, preferred stock and REITs.

The Fund is non-diversified so it generally may invest in 15 to 40 securities. We believe that the price you pay matters to your long term rate of return. We find the best values are found in securities that are out of favor due to negative sentiment and or controversy which clouds the future outlook of an industry or sector. Simply, the Contrarian Value Investment Strategy is a process with a set of checks and balances which focuses on the best values presented by the market and avoids the hot sectors or bubble stocks of the day.  The Contrarian Value Investment Strategy uses a quantitative and qualitative discipline to determine if a security is an undervalued and an attractive long term investment. The first part of the process is to seek out those investments that trade at a discount to the following characteristic(s):

•

Free-cashflow/cashflow

•

Book Value or replacement cost of assets

•

Current as well as anticipated future levels of earnings

•

Private Market Values/Franchise Value

Then the undervalued securities are put through a qualitative four step process to determine the most attractive investments. The process includes:

1.

Complete Financial Statement Analysis/Financial Integrity - an in-depth analysis of the financial statements.

2.

Industry Dynamics - The Adviser will analyze the current competitive landscape and fundamentals within the Industry.

3.

Overall Management Strategy - The Adviser searches for high quality management teams that make prudent operating and capital allocation decisions to grow the underlying value of the business.

4.

Analyst Sentiment – usually neutral to negative at the time of purchase.

Once a position is acquired, constant research and monitoring follow throughout the holding period or until the security is liquidated. We will sell a security for the following reasons: the security becomes fair to overvalued, the initial assumptions regarding a security are invalid or inaccurate and we replace the security with a more attractive one.

Principal Risks of Investing in the Fund

If you buy shares in the Fund, you may lose money. The investment return and the principal value of an investment in the Fund can fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. We think the following summarize significant risk factors of the Fund.

Market Risks: U.S. or foreign stock markets may go down. Common stock prices can change rapidly and unpredictably as a result of political or economic events having little to nothing to do with the fundamentals of a specific security.

Company Capitalization Risks: Small and medium sized companies typically have less financial resources, more limited product lines and markets than larger companies. Also, their securities may trade less frequently and in more limited volume with potentially greater price volatility and losses than those of larger, more mature companies.

Non-Diversification Risk: The Fund can invest in a limited number of companies which may have more risk because changes in the value of a single security may have a more significant negative effect on the value of the fund’s total portfolio.

Foreign Risk: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments.

Selection Risk: The Fund is actively managed using a Contrarian Value Investment style, so it may look and perform differently than the broad stock market indices. The securities selected by the Adviser for the Fund may under-perform the major stock indices.

Bond Risk: Bonds are subject to credit and interest rate risk. A bond could lose money if the issuer or guarantor is unable or unwilling to meet its financial obligations and defaults. Also, bonds would decline in value because of an increase in interest rates.

REIT Risk: These risks include, among other; changes in general and local economic conditions, possible declines in the value of real estate, the possible lack of available money for loans to purchase real estate, overbuilding in particular areas, prolonged vacancies in rental properties, changes in tax laws, the costs associated with damage to real estate resulting from storms and changes in property taxes, rents and interest rates.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1 year, 5 year and since inception compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.breadandbutterfund.com or by calling (440) 922-0066 or (888) 476-8585.

ANNUAL TOTAL REURNS

(For Calendar Years Ending December 31*)

The Fund’s best calendar quarter:       23.23%    (Q2 2009)

The Fund’s worst calendar quarter:   -14.61%    (Q1 2009)

Average Annual Total Returns for the
Periods ended December 31, 2018	1 Year	5 Year	10 Year
Bread & Butter Fund
Return Before Taxes	-14.04%	-1.06%	5.17%
Return after taxes on distributions	-15.29%	-1.85%	4.71%
Return after taxes on distributions
and sale of Fund shares	-7.43%	-0.78%	4.13%
S&P 500 Index (Reflects no deduction	-6.24%	6.28%	10.74%
for [fees, expenses, or taxes])
S&P 500 Index with dividends reinvested	-4.38%	8.49%	13.11%
(Reflects no deduction for [fees,
expenses, or taxes])

The Fund’s after tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after tax returns depend on your individual tax situation and may differ from those shown. If your Fund shares are held through a tax-deferred account such as an IRA or 401k, then the after tax returns shown are not relevant.

Management

Investment Advisor: Potkul Capital Mgt LLC is the investment adviser of the Fund

Portfolio Manager: James Potkul, President of the Fund, has been the portfolio manager of the Fund since its inception on October 31, 2005.

Purchase and Sale of Fund Shares

Shares may be purchased or redeemed only on days that the New York Stock Exchange is open for trading.

Bread & Butter Fund	Minimum Initial Investment	Minimum Subsequent Investment
Regular Account	$3,000	$500
Retirement Account	$3,000	$500

You Can Purchase or Redeem Shares by:

1.

Mail written request to: Bread & Butter Fund, 8000 Town Centre Drive Suite 400, Broadview Heights, OH  44147

2.

Wire (Purchase Only); Call for instructions.

3.

Calling 440-922-0066 ext. 106 or 1-888-476-8585

4.

Through a broker-dealer or other financial intermediary that may charge you a fee.

Check payable to: Bread & Butter Fund

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask you salesperson or visit your intermediary’s Web site for more information.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

Investment Objectives

The Fund seeks long term capital appreciation.

Principal Investment Strategies

The Contrarian/Value Investment Strategy is a discipline that utilizes investor overreactions to capture inefficiencies in the market by investing in securities that are out of favor and undervalued. A contrarian mindset is necessary to look at out of favor areas of the market. Usually out of favor securities are in the least popular areas of the market, surrounded by controversy and investor sentiment is negative. Typically with fewer investors analyzing a security or sector, there is a greater chance that share price inefficiencies and under-valuation exist in the short term. Investors frequently overreact to current economic, company and industry information leading to hastily made investment decisions. These decisions may cause a particular security, industry group or entire market to become undervalued in the short-term.

Among such investments the Fund will emphasize is the purchase of small, medium, and large capitalization domestic and foreign common stocks. The Fund will typically invest in common stocks, although it may also invest in other equity securities; preferred stocks, convertible bonds and convertible preferred stocks. In addition, the Fund retains the flexibility to invest in fixed income securities; investment grade corporate bonds, U.S. treasury bonds, foreign government bonds and REITs. The Adviser believes that the price you pay for an investment is very important to the long-term return of that investment and to minimize permanent loss of capital. The Adviser will concentrate research efforts in areas of the market that are currently out of favor in order to find undervalued securities. Also, the Adviser believes that investors continually overreact by overpaying for the most popular stocks while discounting the unpopular stocks. It is these extreme swings between optimism and pessimism, just like a pendulum, that is used to build long-term capital appreciation. This is the Contrarian aspect of the strategy.

The Adviser will then focus on those securities that trade at a discount or reasonable price to various fundamental valuation criteria. The Adviser believes the following undervalued characteristics are important in the security selection process:

•

Free-cashflow/Cashflow

•

Current as well as anticipated future levels of earnings

•

Book Value or replacement cost of assets

•

Private Market Values/Franchise Value

This is the value aspect of the investment strategy.

The Adviser will maintain a proprietary list of potential investment securities that meet strict valuation criteria that become potential candidates for future purchase. In order to be included in the Fund, each security will go through a rigorous Four Step Investment Process in order to determine its long-term investment viability. The Adviser will intensify and increase its interest in a security in the face of negative price action.

The Four Step Investment Process is the following:

1. Complete Financial Statement Analysis/Financial Integrity - The Adviser will analyze the 10k annual report, the 10q quarterly report, the proxy and the accompanying footnotes to these SEC documents of the company. This in-depth analysis will allow the Adviser to have the conviction in the company's financial strength and flexibility to weather a difficult environment.

2. Industry Dynamics - The Adviser will analyze the current competitive landscape in the Industry. The Adviser prefers to invest in companies that possess a leading competitive position in an industry that has a growing long-term outlook within a reasonable pricing environment, has products or services that provide real value to the customer and are not faddish in nature and have at least some barriers to entry.

3. Overall Management Strategy - The Adviser searches for high quality management teams that make prudent operating and capital allocation decisions to grow the underlying value of the business. Also, they want management teams that treat shareholders like partners and have a vested stake in the company.

4. Analyst Sentiment - The Adviser looks at analyst estimates and ratings preferably when downgrading and upgrading. The market reactions to these rating changes are used to the Fund's advantage when acquiring or liquidating a position.

Once a position is acquired, constant research and monitoring follow throughout the holding period. As with accumulation, selling is also price stimulated. When a security approaches what the Adviser considers a fully valued price, then a sell strategy will begin. The Adviser will seek to maximize gains by selling into strength. In cases where the stock moves ahead of the fundamentals the Adviser may sell a portion of the position to stay disciplined with current valuations. Also, if the initial assumptions regarding a company are invalid or inaccurate, the Adviser will sell out the entire position. The Adviser tends to be fully invested. However, when there is a lack of good values based on our investment strategy, then cash reserves may increase to higher than normal levels. Cash is only invested when undervalued opportunities that meet our disciplined Contrarian/Value Strategy are found. In difficult markets, the Adviser may find select trading opportunities for short-term profits.

While it is anticipated that the Fund will invest across a broad range of industries or group of industries, certain industries may be over weighted in the Fund at any time. This may happen since the Adviser seeks the best value presented in the markets regardless of the particular industry. This may include industries that are economically depressed or any industry out of favor.

This flexible investment approach allows the Fund to invest up to 30% in Foreign securities, up to 15% in lower rated (below investment grade bonds); Preferred stock, Corporate and Government (fixed income/Debt 70%) Bonds and REITS.

Foreign Securities: The Fund will normally limit its foreign investments to foreign companies that trade on U.S. exchanges as ADRs or over the counter markets. Foreign securities involve risks that may cause the Fund's performance to be more volatile. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the U.S. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to government regulation. The securities may be denominated in foreign currencies, which float in value against the U.S. dollar. When foreign currencies lose value against the U.S. dollar, the value of the Fund's investments denominated in foreign currencies will lose value when they are converted back to dollars.

REIT: A REIT is a Real Estate Investment Trust. A REIT is a pooled investment vehicle that purchases primarily income-producing real estate or real estate related interests. The Fund's investment in REIT's is subject to certain real estate related risks. These risks include, among other; changes in general and local economic conditions, possible declines in the value of real estate, the possible lack of available money for loans to purchase real estate, overbuilding in particular areas, prolonged vacancies in rental properties, changes in tax laws, the costs associated with damage to real estate resulting from storms and changes in property taxes, rents and interest rates.

Non-Diversification of Investments: The Fund may be more focused than other equity funds. The Fund generally will hold 15 - 40 securities. It may hold fewer than 15 securities or more than 40 securities if deemed prudent by the Adviser.  The securities are generally held for the long-term.

Portfolio Turnover Policy: The Adviser's goal will be to minimize transaction cost and taxes in the portfolio within the framework of following their Contrarian/Value Investment Strategy. By minimizing these costs, the Fund can add incremental returns to the Fund over the long-term. The Adviser will use a disciplined trading strategy for purchasing and selling securities within the Fund.

The Adviser will establish price limits for purchasing and selling securities based on security valuation estimates. Portfolio turnover is computed by dividing the lessor of the Fund's total purchases or sales of securities within the period by the average monthly portfolio value of the Fund during such period.  The Adviser expects to have about 35% turnover annually. The Fund will not invest 25% or more of total assets at the time of purchase, in securities in any one industry or group of industries. The Fund will not invest more than 15% of the total assets at the time of purchase in the securities of any one issuer.

Non-Principal Investment Strategies

Temporary Defensive Position: The Fund may hold a higher than normal cash position due to a lack of undervalued investment ideas that meet the Contrarian/Value investment strategy and due to defensive measures taken by the Adviser to preserve capital in unusual market turmoil. The Fund may invest in short-term debt securities (BBB or better), high grade commercial (AA or Better), and/or obligations of the U.S. Government and its agencies. This high cash position may prevent the Fund from achieving its stated investment objective of long-term capital appreciation.

Below Investment Grade Bonds (Junk Bonds): The fixed income securities may be non-rated debt and or debt rated D, the lowest rating category by S&P and Moody's. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. Such debt obligations are rated below investment grade and are regarded as extremely speculative investments with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to deterioration of general economic conditions.

PRINCIPAL INVESTMENT RISKS

If you buy shares in the Fund, you may lose money. The investment return and the principal value of an investment in the Fund can fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. We think the following are some of the significant risk factors of the Fund.

Market Risks: U.S. or foreign stock markets may go down. Common stock prices can change rapidly and unpredictably as a result of political or economic events having little to nothing to do with the fundamentals of a specific security.

Company Specific Risks: An adverse event can depress the share price of a particular security such as an earnings disappointment, litigation against an industry or company, changes in government regulations affecting the company or industry, loss of a major customer and competitive industry factors.

Company Capitalization Risks: Investing in small and medium companies generally involves greater risk than investing in larger companies. Small and medium companies typically have limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in limited trading volumes. This can result in greater share price volatility and losses.

Headline Risks: Since we are contrarian investors, we buy companies that are out of favor and can be the subject of adverse media attention. The company may be involved in litigation, financial reports may be questioned, corporate governance issues, greater government regulation is contemplated or other adverse events may threaten the company's future. Our research sometimes fails us and are subject to potential losses.

Selection Risk: The Fund is actively managed, so it may look and perform differently than the broad stock market indices. The securities the Adviser selects for the Fund may under-perform the major stock indices. The Fund's Contrarian/Value investment strategy may under-perform growth oriented or other investment strategies at various times.

Non-Diversification Risk: The Fund is non-diversified which means that it may invest in a relatively high percentage of its assets in a limited number of holdings in any industry or group of industries. As a result the Fund may be susceptible to increased volatility of the Fund's investment performance as compared to funds that invest in a larger number of securities. The Fund may seek only enough diversification in its security selections to maintain its federal non-taxable status under Sub-chapter M of the Internal Revenue Code. See section "Tax Consequences" of the prospectus for information about what level of Sub-Chapter M is required of the Fund.

Fixed Income Risk: Fixed income securities will decline in value because of an increase in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The Fund could lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. The Fund’s investments in below investment grade securities (commonly known as “junk bonds”) may be subject to greater levels of credit, issuer and liquidity risk than a fund that does not invest in such securities. Below investment grade securities and debt securities of distressed companies are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. Issuers of below investment grade securities may also be involved in restructurings or bankruptcy proceedings that may not be successful. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a debt security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

REIT Risk: REITs may be subject to certain risks associated with the direct ownership of real estate including declines in the value of real estate, risks related to general and local economic conditions, changes in tax laws, the costs associated with storm damage the possible lack of available funds for loans to purchase real estate, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of income securities and increase the costs of obtaining financing, which could decrease the value of the portfolio’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended or by changes in interest rates. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code.

Foreign Risk: These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Foreign securities may also be more difficult to value than securities of U.S. issuers. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Non-Principal Investment Risk

Temporary Defensive Position: The Fund may hold a higher than normal cash position due to a lack of undervalued investment ideas that meet the Contrarian/Value investment strategy and due to defensive measures taken by the Adviser to preserve capital in unusual market turmoil. The Fund may invest in short-term debt securities (BBB or better), high grade commercial (AA or Better), and/or obligations of the U.S. Government and its agencies. This high cash position may prevent the Fund from achieving its stated investment objective of long-term capital appreciation.

Below Investment Grade Bonds (Junk Bonds): The fixed income securities may be non-rated debt and or debt rated D, the lowest rating category by S&P and Moody's. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. Such debt obligations are rated below investment grade and are regarded as extremely speculative investments with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to deterioration of general economic conditions.

Liquidity Policy: The Fund may invest up to 15% of its net assets at time of purchase in securities with a limited trading market. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity may make it more difficult for the Fund to obtain market quotations based on actual trades for the purpose of valuing the Fund's portfolio.

Portfolio Turnover: The Adviser's goal will be to minimize transaction cost and taxes in the portfolio within the framework of following their Contrarian/Value Investment Strategy. By minimizing these costs, the Fund can add incremental returns to the Fund over the long-term. The Adviser will use a disciplined trading strategy for purchasing and selling securities within the Fund.

Portfolio Holdings: A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information (SAI).

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

Potkul Capital Management LLC is the Investment Adviser of the Fund. The Adviser’s address is 3633 Hill Rd 3rd Flr. Parsippany, NJ 07054. Mr. James B. Potkul is the President/Chief Investment Officer of Potkul Capital Management LLC and he will serve as President/Portfolio Manager of the Fund. Since 1995, Mr. Potkul has managed and advised separate accounts using the same Contrarian/Value Strategy by the Fund for high net worth clients at his firm. Past experience of the Adviser:(1992-1994) Dreyfus Corporation - Investment Counselor;(1991-1992) Ivy Capital Management - Portfolio Manager; (1990-1991) ADP Inc. - District Manager; (1988-1990); Merrill Lynch Inc. - Investment Adviser; (1986-1988) Quick & Reilly Inc. - Trading desk/Floor Trading Clerk Amex & NYSE. Mr. Potkul earned a BA in Economics and Organizational Behavior & Management at Brown University.

The Investment Adviser will provide the following services to the Fund:

*Continuously monitor and review the Fund's investment portfolio

*Manage and implement various security purchases and sales based on the Fund's investment strategy and objective.

*Compensate the Fund's personnel who may be officers, directors or employees of the Investment Advisor.

On June 23, 2018, the Directors of the Fund approved a management and advisory contract with Potkul Capital Management LLC. This Agreement will continue on a year to year basis provided that approval is voted on at least annually by specific approval of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by the majority of Directors of the Fund who are neither parties to the agreement or interested persons as defined in the Investment Company Act of 1940 at a meeting called for the purpose of voting on such approval.

Contract Terms: Under the agreement, Potkul Capital Management LLC (PCM), the Adviser, will have full account discretion and responsibility for the investment management of the Fund. The agreement may be terminated at any time, without payment or penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to Potkul Capital Management LLC. In the event of its assignment, the agreement will terminate automatically. For these services, the Fund has agreed to pay Potkul Capital Management LLC a fee of 1% per year on the average daily net assets of the Fund. This fee is computed and accrued on the average daily net asset value of the Fund and is payable monthly. The Investment Adviser would waive sufficient fees to hold the total expenses of the Fund to less than 2% of the annual average daily assets under management. Pursuant to its contract with the Fund, the investment adviser is required to pay all costs of travel and materials required in its research efforts; this is so that the Adviser may fulfill its duty to manage the Fund. The Adviser is to pay the salaries of the Fund's manager and staff who are employees of the Investment Adviser.

The Fund pays the following expenses, if any:

Director's fees, legal, accounting/audit fees, interest, taxes, brokerage commissions, bookkeeping and record maintenance, operating its offices, registration fees, postage, printing and supplies, transfer agent fees and custodian fees. The Fund paid the Adviser 1% of the Fund's average daily net assets for the fiscal year ended 12/31/18. The discussion regarding the basis for the Board of Director's approving any advisory contract of the Fund will be available in the Fund's Semi-Annual Report.

Portfolio Manager: The Portfolio Manager responsible for overseeing the Fund's investments is James B. Potkul. James B. Potkul founded Potkul Capital Management LLC (PCM) in 1995. He is President of the Fund and is President/Chief Investment Officer and principal of PCM. Mr. Potkul received his BA degree in Economics and Organizational Behavior/Management from Brown University. For the past 5 years, he has been managing and advising high net worth separate accounts at his firm.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the manager's ownership of Fund shares.

Legal Proceedings: As of the date of this prospectus, there was no pending or threatened litigation involving the Fund in any capacity whatsoever.

CAPITAL STOCK

Description of Common Stock: The authorized capitalization of the Fund consists of 100,000,000 shares of common stock of $0.001 par value per share.  Each share has equal dividend, distribution and liquidation rights.  There is no conversion or pre-emptive rights applicable to any shares of the Fund. All shares are issued in book format (no certificates) and are fully paid and non-assessable.

Voting Rights: Each holder of the Fund's shares has one vote for each share held. Voting rights are non-cumulative.  Therefore, the holders of a majority of the Fund shares can elect all directors of the Fund if they so choose, although holders of the remaining shares are still able to cast their votes.

PRICING OF FUND SHARES

When and How do We Price: The net asset value of the Fund's shares is determined as of the close of each business day the New York Stock Exchange is open presently 4:00 p.m.) Monday through Friday exclusive of Presidents Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, Christmas, New Year's Day Martin Luther King Day and special days the exchange is closed. The net asset value is the price of each share and is determined by dividing the value of the Fund's securities, plus any cash and other assets less all liabilities, excluding capital surplus, by the number of shares outstanding.

Market Value of Securities: The market value of each security held by the Fund that are listed on a national exchange and/or over the counter markets is determined to be the last recent sales price on such exchange or market. Listed Securities that have not recently traded are valued at the last bid price in such market. The fair value of securities for which current market quotations are not readily available will be evaluated or determined in good faith by the Fund's Board of Directors. Zero Coupon Bonds, US government Treasury Notes and all bonds that trade OTC (over the counter) are priced at the current bid price at 4:00 p.m. est. the close of OTC bond market trading) Foreign securities traded as ADR's will be priced on the close of the US exchanges. Foreign securities that trade on their domestic markets will be valued at the close of the markets along with any currency translations.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. Short-term trading ("market timing") involves frequent purchases and redemptions of Fund shares and may harm long-term shareholders of the Fund by diluting the value of Fund shares held by long-term shareholders, interfering in the efficient management of the Fund's portfolio, increasing short term capital gains which are taxable at a higher rate, and increasing brokerage and administrative costs. Accordingly, the Fund's Board has adopted a policy pursuant to which the Fund seeks to prohibit market timing. The Fund or its agent may reject, without any prior notice, any purchase orders by any investor or group of investors, including purchase orders that the Fund believes are attributable to market timers or are otherwise excessive or potentially disruptive to the Fund. Orders placed by investors in violation of the excessive trading policies may be revoked or cancelled, without prior notice, by the Fund on the next business day after receipt of the order.

PURCHASE OF FUND SHARES

The offering price of the shares offered by the Fund is at the net asset value per share next determined after receipt of the purchase order by the Fund and is computed in the manner described in the above section "Pricing of Fund Shares". The Fund reserves the right at its sole discretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgment of management such termination or rejection is in the best interest of the Fund. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. The Fund prohibits market timing and short-term trading because it can be disruptive to efficient Fund management, increase Fund expenses, increased taxes through short-term capital gains which are taxed at higher tax rate, consequently harming the Fund's performance and the Fund's shareholders.

Initial Investment: Initial purchase of shares of the Fund may be made by application submitted to the Fund. For the convenience of investors, an account application is included in every request for a prospectus. To receive this information, either call the Fund at 440-922-0066 Ext. 106 / 888-476-8585 or visit our web site at www.breadandbutterfund.com to download a copy or write to:

Bread & Butter Fund, Inc.

8000 Town Centre Drive, Ste 400

Broadview Hts., OH  44147

To open an account send a signed completed application along with a check made payable to the Bread & Butter Fund to the above address. Cash, credit cards, travelers and third party checks will not be accepted. Purchases must be made in U.S. dollars and must be drawn on U.S. banks. The minimum initial purchase is $3,000. Less may be accepted under special circumstances such as an investor who is committed to making regular additional investments over time or a custodian account. To receive instructions to wire funds, contact the Fund’s Transfer Agent, Mutual Shareholder Services, LLC directly at 440-922-0066/888-476-8585.

The Fund reserves the right at its sole discretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgment of management such termination or rejection is in the best interest of the Fund.

The Fund only issues book-entry shares. Therefore (no certificates) are issued.

Subsequent Purchases: Subsequent purchases may be made by mail. The minimum subsequent purchase is $500, but the officers of the Fund may permit exceptions.

Fractional Shares: Fractional shares to three decimal places are offered by the Fund.

Anti-Money Laundering: Please note that in compliance with the USA PATRIOT ACT of 2001, the Fund will verify certain information on your account application as part of the Fund's Anti-Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing P.O. Boxes will not be accepted. If you do not supply the necessary information, an account may not be opened.

Statements and Reports: Confirmation statements are sent from the Fund after each transaction affecting your share balance and/or account registration. The Fund will send account statements to each shareholder quarterly. Also, the Fund will send to all shareholders an annual report containing audited financial statements after the end of the fiscal year on December 31st and the Semi-annual report which are not audited are sent after June 30th.

Redemption of Fund Shares

Redemption Requirements: Shareholders may redeem all or any part of their shares on any day the Fund is open for business. To sell Fund shares, send written instructions, signed by the shareholder(s) with the proper signature guarantee, if applicable to:

Bread & Butter Fund

8000 Town Centre Drive, Ste. 400

Broadview Hts., OH  44147

A signature guarantee is designed to protect the Fund and its shareholders from fraud. A signature guarantee is required to redeem shares in the following situations:

*The redemption is for more than $20,000.

*The redemption proceeds are to be paid to someone other than the registered owner of the shares.

*The proceeds are to be mailed to an address other than the registered address of record.

*A change of address request has been received by the Transfer Agent within the last 15 days.

A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies. NOTARY PUBLICS cannot provide signature guarantees.

Redemption Price: The redemption price is the net asset value per share next determined after proper written notice is received by the Fund for redemption of shares. The proceeds received by the shareholder may be more or less than his/her cost of such shares, depending upon the net asset value per share at the time of redemption. The shareholder should treat the difference as a capital gain or loss for federal income tax purposes.

Redemption Payment: Payment by the Fund will ordinarily be made within seven days after the tender. The Fund may suspend the right of redemption or postpone the date of payment if: The New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the Securities and Exchange Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practical.  The Fund intends to make payments in cash however, the Fund reserves the right to make payments in kind. It should be noted that shareholders will incur brokerage costs when selling the securities received as part of an in kind distribution. Shareholders would also have continuing market risk by holding these securities. The Fund does not intend to issue in kind redemptions using illiquid securities.

IRA ACCOUNTS

Individual Retirement Accounts (IRA) are available to eligible individuals. There is an initial minimum investment of $3,000 and subsequent minimum investment of $500. These tax-deferred accounts allow participants to earn interest, dividends or capital gains that can grow tax deferred or tax free depending on the type of IRA chosen. Some or all of your IRA contributions may be tax deductible in certain IRA accounts depending on your annual income. Withdrawals made before the age of 59 1/2 and/or non-qualifying account (such as a participant's annual contribution exceeding the maximum limit) can result in regular income tax payable and an additional tax penalty. The maximum contribution limit is $6,000 for 2019. If you are aged 50 or older the maximum annual contribution limit is $7,000 for 2019. The IRA plans also permit investors to "roll over" a lump sum distribution from a qualified pension (401k) or profit sharing plan. We suggest investors seek advice from their accountant/tax adviser to determine the best retirement plan for you. The IRA Custodian Fee is not charged if the account balance is at least $10,000. An $8 fee may be charged annually on all IRA accounts in which there is an account balance below $10,000, at the discretion of the Fund’s Management or Directors. If the fee is charged, each account holder will have the choice of paying the fee directly, or having it deducted from their IRA account balance.

If requested, IRA account application forms, plan specific information, and instructions are enclosed with the Fund's prospectus. The Fund offers the following IRA type plans and IRA account transfers:

         *Traditional IRA                 *Roth IRA

         *Rollover IRA                     *SEP-IRA

         *Simple IRA                        *Money Purchase & Profit Sharing

         *403(b)(7) Accounts            *Educational IRA

IRA Trustee & Custodian

Huntington National Bank will act as trustee and custodian for the Fund's IRA and other Retirement plan accounts.

IRA Fees: Retirement accounts are charged an $8 maintenance fee each year for accounts under $10,000 balance at the discretion of Management and Directors. This fee may be paid directly by the IRA owner or the Custodian may deduct it from your IRA account. This fee is not prorated for periods of less than one full year. There is an $8 fee for closing out retirement accounts. There are no waivers of this fee.

DIVIDENDS & DISTRIBUTIONS

Re-Investments: The Fund will automatically use the taxable dividend and capital gains distributions for purchase of additional shares for the shareholder at net asset value as of the close of business on the distribution date.

Cash Payouts: A shareholder may, at any time, by letter or forms supplied by the Fund direct the Fund to pay dividends and/or capital gains distributions, if any, to such shareholder in cash.

TAX CONSEQUENCES

Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains, intends to continue to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated  investment company" under Sub-Chapter M, at least 90% of the Fund's income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of the Funds assets may be in two or more securities holdings that exceed 5% of the total assets of the Fund at the time of each security's purchase. Not qualifying under Sub-Chapter M of the internal Revenue Code would cause the Fund to be considered a personal holding company subject to normal corporate income taxes. This would reduce the value of shareholder holdings by the amount of taxes paid. Any subsequent dividend distribution of the Fund's earnings after taxes, would still be taxable as received by shareholders. Jobs and Growth and Tax Relief Reconciliation Law of 2003 reduced the rate on "qualifying dividends" to 15% (5% for those in 10% or 15% income tax bracket). The Fund may invest in companies that pay "qualifying dividends". Investors in the Fund may benefit from the new tax bill and its lower tax rate on taxable quarterly dividend payments, attributable to corporate dividends, distributed by the Fund.

Tax Distributions: The Fund's distributions (capital gains and dividend income) whether received by shareholders in cash or reinvested in additional shares of the Fund, may be subject to federal income tax payable by shareholders. All income realized by the Fund including short-term capital gains will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Directors. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. You should consult a tax advisor regarding the effect of federal, state, local and foreign taxes on an investment in the Fund.

Federal Withholding: The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations.  In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

DISTRIBUTION ARRANGEMENTS

The Fund is a truly no-load fund in that there are NO purchase or sales fees and no 12b-1 fees.

PRIVACY POLICY

Regulation S-P: The U.S. Securities and Exchange Commission has adopted a regulation regarding the "Privacy of Consumer Financial Information" known as Regulation S-P. This regulation states that financial institutions such as the Fund must provide the shareholder with this notice of the Fund's privacy policies and practices on an annual basis. The following items (A & B) detail the Fund's policies and practices:

A. Information We Collect - Information we receive from you on application or forms include: your name, address, social security number or tax ID number, W9 status, phone number and citizenship status. Information about your transactions with us include: your account number, account balances and transaction histories.

B.The Fund's Disclosure Statement - We only disclose personal information about any current or former shareholder of the Fund as required by law.  And, since we handle regular transactions internally the number of employees that even see your information is limited. We also require all of the Fund's brokers, and our Investment Adviser that acts as the Fund's transfer agent to adopt the regulations of regulation S-P, as specified above by the Fund.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Sanville & Company, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are included in the SAI or annual report, which are available upon request.

	Years Ended
	12/31/2018	12/31/2017	12/31/2016	12/31/2015	12/31/2014

Net Asset Value, at Beginning of Year	$ 14.41	$ 13.23	$ 12.86	$ 14.50	$ 14.57

Income From Investment Operations:
Net Investment Loss *	(0.07)	(0.09)	(0.10)	(0.15)	(0.15)
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.96)	1.58	0.94	(1.09)	0.42
Total from Investment Operations	(2.03)	1.49	0.84	(1.24)	0.27

Distributions:
Realized Gains	(0.75)	(0.31)	(0.47)	(0.40)	(0.34)
Total Distributions	(0.75)	(0.31)	(0.47)	(0.40)	(0.34)

Net Asset Value, at End of Year	$ 11.63	$ 14.41	$ 13.23	$ 12.86	$ 14.50

Total Return **	(14.04)%	11.26%	6.52%	(8.59)%	1.82%

Net Assets at End of Year (Thousands)	$ 1,353	$ 1,603	$ 1,479	$ 1,407	$ 1,670

Ratio of Expenses to Average Net Assets
Before Waivers	2.94%	2.98%	2.99%	2.87%	2.69%
After Waivers	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Loss to Average Net Assets
After Waivers	(0.50)%	(0.62)%	(0.75)%	(1.09)%	(0.99)%

Portfolio Turnover	48.34%	5.84%	19.06%	16.05%	11.33%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

WHERE TO GO FOR MORE INFORMATION

You will find more information about the Bread & Butter Fund, Inc. in the following documents: Statement of Additional Information (SAI) - The Statement of Additional Information contains additional and more detailed information about the Fund, and is considered to be a part of this Prospectus.

Annual and Semi-annual Reports - Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In addition, a discussion of the Fund's strategies and market conditions that significantly affected the Fund's performance during its last fiscal year will be in the annual report.

There are Two Ways to Get a Copy of One or More of These Documents:

1. Call or write for one and a copy will be sent without charge or visit the Fund's web site at www.BreadandButterFund.com view all reports and holdings. Also, the SAI, the annual report and semi-annual report are available from a financial intermediary such as a broker-dealer or bank through which shares of the Fund may be purchased or sold.

Bread & Butter Fund, Inc.

8000 Town Centre Drive, Ste 400

Broadview Hts., OH  44147

440-922-0066 /888-476-8585

www.BreadandButterFund.com

Ticker Symbol: BABFX

2. You may also obtain information about the Fund (including the Statement of Additional Information and other reports) from the Securities and Exchange Commission on their Internet site at http://www.sec.gov or at their Public Reference Room in Washington, D.C.  Call the Securities and Exchange Commission at 1-800-SEC-0330 for room hours and operation.   You may also obtain Fund information by sending a written request and duplicating fee to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by electronic request at the E-Mail address publicinfo@sec.gov.  Please contact the Fund at the above address, phone number or at the web site toll free phone number and Fund web site if you wish to request other information and/or make shareholder inquires.

WHY YOU SHOULD READ THIS PROSPECTUS

In this prospectus, we presented the objectives, risks and strategies of the Fund in plain and, hopefully, understandable language. The Prospectus is designed to aid you in deciding whether this Fund is one of the right investments for you.  We suggest that you keep it for future references.

Bread & Butter Fund, INC. - SEC file number 811-21748

Bread & Butter Fund, Inc.

8000 Town Centre Drive, Ste 400

Broadview Hts., OH  44147

440-922-0066/888-476-8585

www.BreadandButterFund.com

Part B

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Fund's current Prospectus dated April 26, 2019. This SAI incorporates by reference the Fund's Annual Report to shareholders for the fiscal year ended December 31, 2018, which was filed with the Securities and Exchange Commission on March 1, 2019. To obtain a free copy of the Prospectus, SAI or Annual Report, please write, call or visit the Fund’s website as shown above.

TABLE OF CONTENTS

  FUND HISTORY ............................................................. 1

  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

  MANAGEMENT OF THE FUND

  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  INVESTMENT ADVISORY AND OTHER SERVICES

  BROKERAGE ALLOCATIONS AND OTHER PRACTICES

  PURCHASE, REDEMPTION, AND PRICING OF SHARES

FUND HISTORY

The Bread & Butter Fund, Inc. (also referred  to as the "Fund") was incorporated in New Jersey on March 2, 2004. The Fund's registered office is in Parsippany, NJ and the address is 3633 Hill Rd. 3rd Flr. Parsippany, NJ  07054.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

Classification

The Fund is an open-end, no load, non-diversified management investment company.

Principal Investment Strategies and Risks

All principal investment strategies and risks are discussed in the prospectus.

______________________________________________________________________________________

The Contrarian/Value Investment Strategy is a discipline that utilizes investor overreactions to capture inefficiencies in the market by investing in securities that are out of favor and undervalued. A contrarian mindset is necessary to look at out of favor areas of the market. Usually out of favor areas of the market are in the least popular areas of the market, controversy surrounds the sector and investor sentiment is negative. Typically with fewer investors analyzing a security, there is a greater chance that share price inefficiency and under-valuation exist in the short-term.

_______________________________________________________________________________________

The Fund will follow a Contrarian/Value Investment Strategy that focuses on investing in out of favor-undervalued securities that qualify through the four step investment process; 1) Complete Financial Statement Analysis/Financial Integrity.2) Industry Dynamics 3) Overall Management Strategy 4) Analyst Sentiment. However, there may be times when the Advisor is unable to find undervalued securities and will allow cash balances to increase to higher than normal levels or will search for special situation investments. Special situation investments can include distressed debt (Junk Bonds), bankrupt securities, foreign currencies, higher percentage of corporate or government bonds in the Fund, high cash levels and concentrating security positions in the Fund.

The Adviser does not intend to invest in cash equivalents or Government Corporate Bonds on a regular basis or for long periods of time. It does wish to have the authority to do so as a defensive strategy. There may be times when the returns on such cash equivalents and bonds may be more attractive than other asset classes.

Distressed Debt (Junk Bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risks or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high yield debt securities may not be as financially strong as those issuing bonds with higher credit ratings. Distressed debt securities are usually in bankruptcy or in the process of bankruptcy. These defaults occur when a company misses an interest payment or principal payment. These are highly risky investments and there may be times that the Adviser does not detect all risks associated with the investment that can lead to losses for the Fund. Other risks to consider are the illiquid nature of these investments, wider transactions spreads and possible longer drawn out bankruptcy process. In determining whether a distressed security is worthy of investment, the Adviser will look carefully at the capital structure of the firm. Various debt instruments have more favorable asset backing in bankruptcy or restructurings. For example, secured debt will have an asset backing it up and preferred stock will come after all debt securities in a bankruptcy.

Foreign Securities and Currency: Investing in foreign securities and foreign currencies may be affected by changes in currency rates, political and economic regulatory, markets and transaction cost. If the Fund invests in foreign securities, its value may be affected by the value of the local currency relative to the dollar. When the Fund sells a foreign denominated currency, the security's value may be worth less in dollars even if the security increases in value in its home country. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have unstable governments, different legal systems, immature economic structures, national policies restricting investment

1

by foreigners, and economics based only on a few industries. There may be less regulatory supervision by the government of foreign markets. As a result, foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices applicable to domestic companies. There may be less available public information about the foreign issuers. Transaction cost of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

REIT: A REIT is a Real Estate Investment Trust. A REIT is a pooled investment vehicle which purchases primarily income-producing real estate or real estate related loans or other real estate related interests. The trust then issues shares whose value and performance are dependent upon the investment experience of the underlying real estate related investments. The Fund's investment in REITs is subject to certain real estate related risks. These risks include, among others; changes in general and local economic conditions, possible declines in the value of real estate, the possible lack of available money for loans to purchase real estate, overbuilding in particular areas, prolonged vacancies in rental properties, changes in tax laws, the costs associated with damage to real estate resulting from storms and changes in property taxes, rents and interest rates.

Non-Principal Investment Strategies and Risk

Investment Company Securities: The Fund may invest from time to time in other investment company securities subject to applicable law which restricts such investments. Under section 12(d)(1) of the Investment Company Act of 1940, as amended, (the "1940 Act"), the Fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 1/2%. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

Investment Restrictions

Investment restrictions were selected to aid in maintaining the conservative nature of the Fund. These investment restrictions are the Fund's fundamental investment policies and therefore may not be changed except by the approval of a majority of the outstanding shares; i.e. A) 67% or more of the voting securities present at a duly called meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or  B) of more than 50% of the outstanding voting securities, whichever is less.

Under the Fund's fundamental investment policies the Fund may not:

a) Change the Fund's Investment Objectives.

b) Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and sales of securities for temporary or emergency purposes in an amount not exceeding 5% of the value  of its total assets.

c) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.

2

d) Make loans. The purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities will not be considered the making of a loan.

e) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.

f) Invest in companies for the purpose of acquiring control.

g) Purchase or retain securities of any issuer if those officers and directors of the Fund or its Investment Adviser owning individually more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.

h) Pledge, mortgage or hypothecate any of its assets.

i) Invest in securities which may be subject to registration under the Securities Act of 1933 prior to sale to the public or which are not at the time of purchase readily saleable.

j) Invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than 3 years continuous operation, including the operations of any predecessor.

k) Issue senior securities.

l) Underwrite securities of other issuers.

m) The Fund may not invest 25% or more of its total assets at the time of purchase in any one industry or group of industries.

Temporary Defensive Position & Portfolio Turnover

The Fund intends to be fully invested in undervalued securities. However, when there are a lack of undervalued investment opportunities based on the Adviser's Contrarian/Value Strategy, the Fund may hold higher than normal levels of cash. The cash will only be invested when undervalued securities that meet the criteria are found. The Fund does not intend to purchase securities for short-term trading opportunities in the course of ordinary operations. Accordingly, it is expected that annual turnover in the Fund will not exceed 35%, wherein turnover is computed by dividing the lesser of the Fund's total purchases or sales of securities within the period of the average monthly portfolio value of the Fund during such period. There may be times when the Adviser deems it prudent to substantially alter the composition of the portfolio, in which event, the portfolio turnover rate may substantially exceed 35%; this would only result from special circumstances and not from the Fund's normal operations.

Disclosure of Portfolio Holdings

The Fund discloses its full portfolio holdings to the public on a quarterly basis by filing with the SEC and reporting to Fund shareholders. These reports are available on the SEC internet site http://www.sec.gov, by calling the Fund's toll-free number (1-888-476-8585) or visiting the Fund’s website www.breadandbutterfund.com

Disclosure of non-public information about the Fund portfolio holdings may occur when there is a legitimate business purpose such as making disclosures to the Fund's printer and brokers, who have a duty to keep information confidential or have been instructed by the Fund to keep information confidential. The Fund prints most of its reports internally, but there may be times when the Fund engages the services of an outside printer. The outside printer and the Fund will enter a non-disclosure agreement as per the terms mentioned in the next paragraph. The Fund and its Adviser have each adopted a Code of Ethics that forbids Fund or Advisory personnel from disclosing the Fund's non-public information. Any exceptions to the Fund's policy must be approved by an officer of the Fund and reported to the Chief Compliance Officer, who reports to the Board of Directors in a timely manner. Only the Fund's Board can change the disclosure policy.

On an ongoing basis, when necessary, certain parties, the Fund's auditor, printer and the Fund's Investment Adviser, will each enter into non-disclosure agreements with the Fund. In these agreements, the service providers must agree to: 1) treat the Fund's information confidentially until the date the information is made public and; 2) have an obligation not to use this information for trading purposes.

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MANAGEMENT OF THE FUND

Board of Directors

Shareholders meet annually to elect all members of the Board of Directors, select an independent auditor, and vote on any other items deemed pertinent by the incumbent Board. The Directors are in turn responsible for determining that the Fund operates in accordance with its stated objectives, policies, and investment restrictions.  The Board appoints officers to run the Fund & selects an Investment Adviser to provide investment advice. It plans to meet at least four times a year to review Fund progress & status.

Since the Fund is small, there are currently no committees. The independent Chairman of the Board, Mr. Donald McDermott, will work closely with the Independent Registered Public Accounting Firm, Sanville & Company in the financial controls and audits of the Fund.

The following provides an overview of the considerations that led the Board to conclude that each member currently serving as a Director should serve as a Director. Generally, no one factor determined the nomination or appointment of an individual to the Board. Among the factors the Board considered when concluding that an individual should serve as a Director were the following: (a) the individual's diverse business and professional experience and accomplishments; (b)the individual’s ability to work effectively with other Directors: (c) an individual's skills and experiences that would benefit the Board and Fund; and the individual's prior experience, if any, serving in unique institutions and industries.

Below is a summary of each Director's professional experience and other considerations that contributed to the Board's conclusion that such Director should serve as a Director.

Frank J. Figurski – Mr. Figurski has extensive experience in both the Financial Services Industry and Technology Industry. He has over 25 years of experience in Financial Retail Marketing, Investments and Technology infrastructure.

Donald J. McDermott - Mr. McDermott has significant experience in a number of fields. Education, Finance and Non-Profits having served as a Professor at a community college for over 40 years as well as working at a major tax preparation firm for over 10 years. He has also held leadership positions at a number of Non-Profit organizations. Mr. McDermott serves as the Chairman of the Board, Lead Director of the Fund's Board and Audit Chairman.

Theodore J. Moskala – Mr. Moskala has extensive experience as an Executive in the Insurance Industry at Travelers Corp. for over 23 years. His management experience has been expanded as he is currently President of an Insurance Testing Company.

Jeffrey E. Potkul – Mr. Potkul has extensive experience, over 25 years, in the healthcare field in such positions as marketing, healthcare economics and policy. His extensive experience with government policy as it relates to healthcare and cost containment can function to assist the Fund in our healthcare investments. He serves as Secretary of the Fund.

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Management Information

Officers and Directors of the Fund: Their addresses and principal occupations during the past five years are:

Name, Address And Age	Position in The Fund	Term of Office And Length of Time Served	Principal Occupation Past 5 Years	# of Funds Overseen By	Other Funds Where He Acts as Director
OFFICER
James B Potkul 3633 Hill Rd 3rd Parsippany, NJ 55	President and Chief Investment Officer & Compliance Officer of Fund	1 Year 14 Year	President and Chief Investment Officer Potkul Capital Mgt. LLC.	N/A	None
INTERESTED DIRECTOR
Jeffrey Potkul* 34-27 41st St. 3R Long Island City, NY 52	Director Interested Secretary	1 Year 14 Year	Global Director – Healthcare Economics Policy & Reimbursement at Medtronics	One	None
Independent Directors
Donald McDermott 122 Diamond Spring Rd. Denville, NJ 89	Director Chairman of the Board	1 Year 14 Year	Retired Professor Essex County College	One	None
Frank J Figurski 13 Greenwich Dr High Bridge , NJ 56	Director	1 Year 14 Year	IT Consultant: Major Transportation and Healthcare (LVHN; UPS & Fed-Ex); External IT: Engineer; Synchronoss Tech: Systems Engineer; Sanofi: Mobility Engineer	One	None
Theodore Moskala 21 Tilbury Dr. Bristol, RI 54	Director	1 Year 14 Year	President **Nittany Management Inc.	One	None

*Directors of the Fund are considered "Interested Persons", as defined in the Investment Company Act of 1940 because these individuals are affiliated with the Investment Advisor. Other “immediate family members” that own the fund are June Ann and Christine Potkul, daughters of James Potkul. Jeffrey Potkul is the brother of James Potkul.

**Nittany Management Inc. is an Insurance testing company

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Fund Holdings of Directors and Officers
Name of Director/Officer Of Fund Management	*Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by Director in Family of Investment Companies
James Potkul ** President	Over $100,000	N/A
Frank Figurski	None	None
Donald McDermott	Over $100,000	Over $100,000
Theodore Moskala	$1 - $10,000	$1 - $10,000
Jeffrey Potkul	Over $100,000	Over $100,000

* Valuation date 04/11/19

**James Potkul (the Fund’s President) is not a Fund Director. June Ann Potkul and Christine Potkul are daughters and both own $10,001-$50,000 in the Fund. Elaine Potkul wife of James Potkul has a Roth IRA of over $100,000 in the Fund.

Certain Transactions:  Neither the Independent Directors nor members of their immediate family, own securities beneficially or of record in Potkul Capital Management LLC, the Investment Adviser, or any affiliate of the Investment Adviser. Neither the Independent Directors nor members of their immediate family have conducted any transactions, or series of transactions, during the two most recently completed calendar years, in which the amount exceeded $120,000, in the Investment Adviser or any affiliate of the Investment Adviser.

Compensation of Directors

The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "Interested persons" of the Fund. The aggregate compensation for the fiscal year ended December 31, 2018 is set forth below. The Investment Adviser does not provide investment advisory services to any other investment companies registered under the 1940 Act other than the Fund.

Name of Directors and Officers	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid To Directors
Frank J Figurski	$0	$0	$0	$0
Theodore J Moskala	$0	$0	$0	$0
Donald J McDermott	$0	$0	$0	$0
Jeffrey E Potkul	$0	$0	$0	$0
James B Potkul	$0	$0	$0	$0

Sales Load

The Fund does not charge a sales load.

CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 code of ethics under the Investment Company of Act of 1940 and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Bread & Butter Fund, Inc. (the "Fund"), the Fund and Potkul Capital Management LLC have adopted a Code of Ethics and procedures for implementing the provisions of the code. The personnel of the Fund and Investment Adviser are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Fund.

DISCLOSURE CONCERNING PROXY VOTING RELATED TO PORTFOLIO SECURITIES

The Board of Directors of the Fund has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund's Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund's shareholders and those of the Adviser or an affiliated

6

person of the Adviser. In such a case, the Fund's policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Board to enable the Board of Directors to make a voting decision. The Adviser shall make a written recommendation of the voting decision to the Board of Directors, which shall include: i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser's (or sub-adviser's) proxy voting policies.

The Board of Directors shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser's proxy voting policies and in the best interest of Fund shareholders.

A summary of Fund proxy voting policies:

1. Electing a Board of Directors- a board should be composed primarily of independent directors and key board committees should be entirely independent. The Adviser generally supports efforts for declassified boards or other measures that permit shareholders to remove a majority of directors at any time;

2. Approving Independent Auditors-the relationship between a company and its auditors should be limited primarily to the audit engagement.

3. Providing equity-based compensation plans-appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management and employees by providing incentives to increase shareholder value. Conversely, the Adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

4.Corporate Voting Structure-shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote. The Adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors;

5. Shareholders rights plans-shareholders rights plans, also known as poison pills, may tend to entrench current management, which the Adviser generally considers to have a negative impact on shareholder value;

6. Other Investment Companies-When the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regards to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote's of all other holders of such security. The Adviser may at times take on an activist role in order to affect change at a security holding in order to unlock shareholder value. The Fund or the Investment Adviser has no voting agreements or arrangements with any current public companies held by the Fund. Fund shareholders may obtain the Fund's proxy voting record by calling up the Fund directly at 1-888-476-8585, visiting our web site at www.BreadandButterFund.com or checking the SEC web site www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Principal Holders

Major Shareholders as of 04/11/2019, shareholders on record who own 5% or more of the outstanding shares of the Fund as follows:

                 Name                             Addresss                                        Percent of Fund

William & Charlotte Merring        South Plainfield, NJ                               23.81%

Donald J McDermott                      Denville, NJ                                           11.75%

James B Potkul                               Parsippany, NJ                                       10.74%

June Antonelli                                 Forked River, NJ                                   10.25%

Jeffrey E Potkul                              Long Island City, NY                              8.11%

Timothy Monahan                          Cedar Grove, NJ                                      7.83%

Elaine Potkul                                   Parsippany, NJ                                        7.03%

Helene Potkul                                 Green Brook, NJ                                      6.93%

Lisa Merring                                   Hampton, NJ                                            6.00%

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Management Ownership

All officers and directors own 31.28% of the outstanding shares of the Fund. % Ownership as of 04/11/19.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Potkul Capital Management, LLC acts as the Investment Adviser to the Fund. The Adviser, Potkul Capital Management LLC, does not perform services for any other registered investment company. It was formed on January, 1995 and it is currently owned and controlled by James B. Potkul President and Chief Investment Officer of the firm.

The Fund's Board of Directors considered several factors before approving the Advisory Agreement with Potkul Capital Management, LLC. In particular the Board considered the investment experience of the Adviser to follow a disciplined investment strategy and seek undervalued securities, the ongoing performance of the Fund over a longer term period of time, the willingness of the Adviser to pay initial organizational costs and the willingness of the Adviser to cap total expenses at 2%. The Board of Director's evaluation of these material factors concluded that the management fee was fair and competitive balanced with the Adviser's years of investment experience in a disciplined value strategy.

Services Provided by, and Fees Paid to the Investment Adviser

The Investment Adviser is responsible for furnishing investment direction advice to the Directors of the Fund on the basis of a continuous review of the portfolio and to provide implementation as to when and to what extent securities should be purchased or sold. See section "Investment Adviser" in prospectus. Potkul Capital Management LLC (the Adviser) has an agreement with the Fund to pay the Fund's initial organizational expenses and to absorb sufficient expenses to hold the total expenses of the Fund to equal or less than 2% per year of the averaged total net assets of the Fund. The annual advisory fee paid by the Fund is 1%. This fee is computed and accrued on the daily closing net asset value of the Fund and is payable monthly.

The Adviser retains the right to use the name "Bread & Butter" in connection with another investment company or business enterprises with which the Adviser is or may become associated. The Fund's right to use the name "Bread & Butter" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

Principal Underwriter

The Fund has no underwriter since the Fund sells its shares directly to the public.

Custodian

Huntington National Bank, Mutual Fund Custody 7 Easton Oval – EA4E72 Columbus, OH  34219 is custodian of the Fund’s investments.  The custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties

Fund Services

Mutual Shareholder Services, LLC. (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, acts as the Fund’s transfer agent.  MSS maintains the records of the shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Adviser of $11.50 per shareholder (subject to a minimum monthly fee of $500 per Fund) for these transfer agency services.

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In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Adviser based on the average value of the Fund.  These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250.  The Fund will receive a discount ranging from 10-60% depending on the net assets of the Fund until the Fund reaches $11 million in assets. The Fund and MSS have an agreement as of start of the fiscal year 2009.

Independent Registered Public Accounting Firm

Sanville & Company, 1514 Old York Rd. Abington, Pennsylvania 19001, has been selected as Independent Registered Public Accounting Firm for the Fund. Sanville & Company performs an annual audit of the Fund's financial statements and provides financial, tax and accounting services as requested.

Other Investment Advice

There are no individuals or organizations receiving remuneration from the Investment Adviser or the Fund for providing investment advice except brokers that receive competitive commissions on the purchase and sale of the Fund's securities.

Portfolio Manager

James Potkul is responsible for the day-to-day management of the Fund and other separate account management of the "Adviser", Potkul Capital Management LLC. Mr. Potkul manages separate accounts at the Adviser using a similar strategy as the Fund. Using the Contrarian/Value Strategy he manages 25 accounts with total assets of approximately $7.47 mil. The separate accounts are charged a flat 1% annual management fee billed quarterly. With potential conflicts in trading and portfolio allocation by buying/selling ahead of client portfolios and not allocating securities fairly across the client base, the Adviser and the Fund have adopted compliance policies, procedures and programs such as a Code of Ethics, Trade reporting to a Chief Compliance Officer and Trading Policies and procedures to allocate securities fairly in order to address these conflicts. James B. Potkul, the portfolio manager and principal of the Adviser, Potkul Capital Management LLC. is paid a 1% annualized fee which is computed and accrued on the average daily closing net asset value of the Fund and is payable monthly.

James B. Potkul owns $100,001-$500,000 of equity securities in the Fund as of 04/11/19.

Dealer Reallowances and Other Services

There are no dealer reallowances, Rule 12b-1 plans, paid advertising, compensation to underwriters or broker dealers, sales personnel or interest, carrying or other finance charges. The Fund sends Prospectuses when it receives unsolicited requests.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions

The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of orders at the best price.

Commissions

The Fund has no fixed policy, formula, method, or criteria it uses in allocating brokerage business based on commission charges. The Board of Directors will evaluate and review the reasonableness of brokerage commissions paid semiannually.

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Brokerage Selection

The Board of Directors has approved permission for the President of the Fund to place buy and sell orders for the Fund securities based on recommendations from the Portfolio Manager. The President will select brokers who, in addition to meeting primary requirements of execution and price, may furnish statistical or other factual information and services, which in the opinion of management, are helpful or necessary to the Fund's normal operations. Information or services may include economic studies, industry studies, statistical analyses, corporate reports, or other forms of assistance to the Fund or its Adviser. No effort is made to determine the value of these services or the amount they might have reduced expenses of the Adviser. The Fund will not pay higher brokerage commissions for soft dollar credits.

Directed Brokerage and Regular Broker-Dealers

The Fund and Investment Adviser receives unsolicited solicitations and literature from many brokers. The Fund selects brokers based on competitive commission rates and transaction services rendered. At this time the Fund will not be making principal transactions with broker-dealers.

CAPITAL STOCK AND OTHER SECURITIES

Description of Common Stock: The authorized capitalization of the Fund consists of 100,000,000 shares of Bread & Butter Fund common stock of .001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares are issued in book format (no certificates) and are fully paid and non-assessable.

Voting Rights: Each holder of the Fund's shares has voting rights equal to the number of shares held. Voting rights are non-cumulative. Therefore, the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, although holders of remaining shares are still able to cast their votes.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

Purchase of Shares

Offers or sales of Fund shares may not occur until a prospectus is delivered to prospective offerees or purchasers.  Investors may only purchase Fund shares after receipt of a current prospectus and by filling out and submitting an application supplied by the Fund. Purchase of Fund shares is discussed at length in the section entitled "Purchase of Fund Shares" in the prospectus for more information.

Offering Price and Redemption in Kind

The Fund always trades at the net asset value. This means the offering and redemption prices are always the same. Details about the offering price are given in the section "Pricing of Fund Shares" in our prospectus. Redemption in kind is discussed in the section "Redemption of Fund Shares" in our Prospectus.

Taxation of the Fund

Taxation of the Fund is discussed in the section "Tax Consequences" in the Fund's Prospectus. The Fund intends to qualify under Subchapter M of the Internal Revenue Code. If the Fund does not qualify under Subchapter M, it would be liable for federal income tax on its capital gains and net investment income currently distributed to its shareholders, resulting in a second level of taxation that would substantially reduce net after-tax returns from the Fund.

Underwriters of the Fund

The Fund has no underwriters because the Fund sells its shares directly to the public.

CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Quotation: The average ending redeemable value for a hypothetical $1000 investment made over the period of 1 year, 5 years and 10 years according to the following formula:

10

n

P (1+T) = ERV

Where: P = a hypothetical initial payment of $1000; T = average annual total  return; n = number of years; and ERV = ending redeemable value.

		Average Annual	Ending Redeemable Value
Period	Initial Purchase	Return	12/31/2018
-----------------	----------------	--------------	--------------
1 Year	$1,000	-14.04%	$ 860
12/31/17-12/31/18

5 Years	$1,000	-1.06%	$ 948
12/31/13-12/31/18

10 Years	$1,000	5.17%	$ 1.655
12/31/08-12/31/18

As with all mutual funds past results are not an indication of future performance.

Average Annual Total Return (After Taxes on Distribution): * The average annual total return (after taxes on distribution) is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending value, according to the following formula:

n

P (1+T) = ATV

D

Where: P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; ATV = ending value of a hypothetical

1,000; D = payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemptions.

		Average Annual	Ending Redeemable Value
Period	Initial Purchase	Return	12/31/2018
-----------------	----------------	--------------	--------------------
1 Year	$1,000	-15.29%	$ 847
12/31/17-12/31/18

5 Years	$1,000	-1.85%	$ 911
12/31/13-12/31/18

10 Years	$1,000	4.71%	$ 1,585
12/31/08-12/31/18

Average Annual Total Return (After Taxes on Distributions and Redemption): *The average annual total return (after taxes on distributions and sale of Fund shares) is calculated by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

n

P (1+T) = ATV

DR

Where: P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions and redemption); n = number of years; ATV = ending value of a hypothetical $1,000; DR =

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payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions and redemption.

		Average Annual	Ending Redeemable Value
Period	Initial Purchase	Return	12/31/2018
-----------------	----------------	--------------	-----------------------
1 Year	$1,000	-7.43%	$ 926
12/31/17-12/31/18

5 Years	$1,000	-0.78%	$ 961
12/31/13-12/31/18

10 Years	$1,000	4.13%	$ 1,499
12/31/08-12/31/18

*     After tax returns are calculated using historical highest federal tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an individual investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or IRA's. As with all mutual funds past results are not an indication of future performance.

FINANCIAL STATEMENTS

The Financial Statements and Report of Independent Registered Public Accounting Firm required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund's Annual Report to shareholders for the fiscal year ended December 31, 2018. The Fund will provide the Annual Report without charge at written or telephone request.

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FORM N-1A

PART C - OTHER INFORMATION

                 Contents                                           Page #

      1.  Exhibits Index............................................... 1

      2.  Persons Controlled by or Under Common Control with the Fund.. 1

      9.  Signatures. ................................................. 2/3

- i -

   Item 28  Exhibits Index

       a - Articles of Incorporation are hereby incorporated by reference to the Registration Statement filed on April 11, 2005.

       b - By-Laws are hereby incorporated by reference to the Registration

           Statement filed on April 11, 2005.

       c - Instruments Defining Rights of security Holders - None

       d - Investment Advisory Contracts- Management Agreement is filed herewith:

       e - Underwriting Contracts - None

       f - Bonus or Profit Sharing Contracts – None

      g - Custodian Agreement –Huntington National Bank/ Bread & Butter Fund Custodial Agreement is hereby incorporated by reference to the post-effective amendment No. 4 to the registration statement filed on 04/30/2009.

       h - Other Material Contracts - Financial Institution Bond

h1- Other Material Contracts – Total Expense Limitation Agreement is

    is hereby incorporated by reference Form 485BPOS to the Post-  Effective Amendment No. 22 filed on April 27, 2018.

     h2- Other Material Contracts – Fund Services Agreements: Mutual  Shareholder Services LLC/Bread & Butter Fund is hereby incorporated by reference to the post-effective amendment No. 4 to the registration statement filed on 04/30/2009.

       i - Legal Opinion - legal opinion is hereby incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement

           filed on July 26, 2005.

       j - Other Opinions- Consent of Auditor filed herewith

       k - Omitted Financial Statements - None

       l - Initial Capital Agreements - Investment Letters of Initial share-

           holders are hereby incorporated by reference to the Pre—Effective

           Amendment No. 2 to the Registration Statement filed on September 28,

           2005.

       m - Rule 12b-1 Plan - None

       n - Rule 18f-3 Plan - None

       o - Trading Policies and Procedures - is hereby incorporated by refer-

           ence to the Pre-Effective Amendment No. 1 to the Registration

           Statement filed July 26, 2005.

       p - Code of Ethics – incorporated by reference to Form N-CSR filed

           March 01, 2019.

Item 29. As of April 26, 2019, there were no control owners with over 25% of the outstanding shares of the Registrant and may be deemed to control the Registrant.

Item 30.Indemnification-Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnifica-

    tion is against public policy as expressed in the Act and is, therefore,

    unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceedings) is asserted by such director, officer or controlling person in connection with the securi-

    ties being registered, the registrant will, unless in the opinion of its

1

    counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    Article XII, Section 3 of the Fund's By-Laws States that each director and

    Officer of the Corporation shall be indemnified by the corporation against reasonable costs and expenses incurred by him/her in connection with any action, suit or proceeding to which he/she may be made a party by reason of his/her being or having been a director or officer of the corporation,

    except in relation to any action, suits or proceedings in which he/she has been adjudged liable because of misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his/her office.

Item31. Business and other Connections of the Investment Adviser-Potkul Capital

    Management LLC is the Adviser of the Fund. James Potkul is the President

    of the Adviser and of the Fund.

Item 32.  Principal Underwriters – None

Item 33.  Location of Accounts & Records - All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at 8000 Town Centre Road, Suite 400, Broadview Heights, Ohio 44147, except that all records relating to the activities of the Fund’s Custodian are maintained at the office of the Custodian, Huntington National Bank, 7 Easton Oval-EA4E72 Columbus, OH  43219. For administration of the Bread & Butter Fund are maintained at 3633 Hill Rd 3rd Flr Parsippany NJ  07054 and for the Fund advisor Potkul Capital Management LLC are maintained at 3633 Hill Rd 3rd Flr Parsippany NJ 07054

Item 34.  Management Services - None

Item 35.  Undertakings        - None

Signatures -

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Bread & Butter Fund, Inc. certifies that it meets all of the requirements for effectiveness of this Registration Statement and duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany, NJ and State of New Jersey on the 26th Day of April, 2019.

    Bread & Butter Fund, Inc.       By: /s/ James B. Potkul

                                       --------------------------

                                       James B. Potkul, President

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

    Signatures-

                                       Title                    Dates

    By: /s/ James B. Potkul          President

       ---------------------   (Principal Executive Officer)   04/26/19

        James B. Potkul

2

    By: /s/ Frank Figurski            Director                 04/26/19

       ---------------------

        Frank Figurski

    By: /s/ Donald McDermott          Chairman of the Board    04/26/19

       ---------------------          Director

        Donald McDermott

    By: /s/ Theodore Moskala           Director                04/26/19

       ---------------------

            Theodore Moskala

    By: /s/ Jeffrey Potkul             Director                04/26/19

       ---------------------           Secretary

            Jeffrey Potkul

3